EXHIBIT 99.1

Merrill Lynch Banking and Financial Services Investor Conference November 16, 2006

FORWARD LOOKING STATEMENT The information contained in this presentation may include forward looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe-harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: Regions' ability to achieve the earnings expectations related to businesses that have been acquired, or that may be acquired in the future, including its merger with AmSouth Bancorporation ("AmSouth"), which in turn depends on a variety of factors, including: ^ Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations; ^ the assimilation of the acquired operations to Regions' corporate culture, including the ability to instill appropriate credit practices and efficient approaches to the acquired operations; ^ the continued growth of the markets that the acquired entities serve, consistent with recent historical experience; ^ difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel. Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures. Regions' ability to keep pace with technological changes. Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers. Regions' ability to effectively manage interest rate risk, market risk, credit risk and operational risk. Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business. The cost and other effects of material contingencies, including litigation contingencies. Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures. Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular may lead to a deterioration in credit quality, thereby increasing provisioning costs, or a reduced demand for credit, thereby reducing earning assets. The occurrence of natural disasters or the threat or occurrence of war or acts of terrorism and the existence or exacerbation of general geopolitical instability and uncertainty. Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business. Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits. The words "believe," "expect," "anticipate," "project," and similar expressions signify forward looking statements. Readers are cautioned not to place undue reliance on any forward looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Creating a Top Ten U.S. Bank Holding Company Market Capitalization1 $27 billion 8th Assets2 $142 billion 8th Loans, net of unearned income2 $93 billion 8th Deposits2 $96 billion 8th Branches3 1,999 7th ATMs3 2,739 8th Households3 5 million - 1 As of October 24, 2006 2 As of June 30, 2006 as filed in Form S-4 on August 17, 2006; shown prior to divestiture 3 As of September 30, 2006 National Rank

Franchise Footprint Source: SNL DataSource. Deposit data as of 30-Jun-2006. NOTE: Divestitures are not included Regions Morgan Keegan Insurance

Significant Presence in Key MSAs MSA Rank Branches Deposits ($B) Source: SNL DataSource. Deposit data as of 30-Jun-2006; all data shown on pro forma combined basis NOTE: Divestitures are not included Top 5 Presence in 17 of Top 20 Markets Top 3 Presence in 14 of Top 20 Markets 1. Birmingham-Hoover, AL 1 86 $ 6,623 2. Nashville, TN 1 89 6,462 3. Miami, FL 6 75 5,713 4. Tampa-St.Pete-Clearwater, FL 4 86 3,796 5. Memphis, TN-MS-AR 2 73 3,454 6. Mobile, AL 1 42 3,336 7. New Orleans-Metairie-Kenner, LA 4 44 3,091 8. Saint Louis, MO-IL 5 73 2,820 9. Atlanta, GA 6 61 2,492 10. Montgomery, AL 1 31 2,266 11. Jackson, MS 2 44 2,152 12. Huntsville, AL 1 32 1,903 13. Knoxville, TN 2 39 1,876 14. Little Rock-North Little Rock, AR 1 34 1,727 15. Baton Rouge, LA 3 38 1,641 16. Pensacola-Ferry Pass-Brent, FL 1 27 1,469 17. Orlando-Kissimmee, FL 6 50 1,291 18. Chattanooga, TN-GA 3 29 1,275 19. Tuscaloosa, AL 1 16 1,222 20. Shreveport, LA 2 21 1,082

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Making Significant Progress in All Phases of Merger Key Organizational Decisions Major Systems Identified Culture Identity and Development Progressing Divestiture and Branch Consolidation Processes Underway

Over 600 Leadership Positions Announced General Banking Group Alabama Andy Stein East Pete Miller Florida Susan Martinez Midwest Steve Schenck Mississippi Ronnie Smith Tennessee Rusty Stephenson West Jack Fleischauer Lines of Business Business Banking Bill Horton Commercial Banking Charles Mayer Consumer Banking Candice Bagby Private Banking Tom Twitty Mortgage Bob Goethe Morgan Keegan Doug Edwards Trust & Asset Mgmt. Ken Alderman Key General Banking and Line of Business Positions

Major Systems Decisions Finalized Core Banking Systems Loans Deposits Trust Credit Brokerage/Investment Banking Systems Mortgage Servicing and Origination Systems Over 150 system decisions made

Culture Identity and Development Progressing Culture study completed 500 interviews conducted 300 online surveys completed Established Core Values Mission Statement Brand Identity

Branch Divestitures Agreement was reached with Department of Justice and Federal Reserve Board in October to divest 52 branches Expected Impact to Net Income: $40MM in 2007 beginning in 2Q07 (annualized impact would be approximately $53MM) State # of Branches Total Deposits ($B) Total Loans ($B) Alabama 39 $2.0 $1.5 Mississippi 6 .3 .1 Tennessee 7 .4 .1 Total 52 $2.7 $1.7

Branch Consolidations Approximately 160 branches identified Targeted closure dates to coincide with system conversions

Conversion Timeline Combined Product Set & Incentives Complete Sale of Divested Branches 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Brokerage Conversion Mortgage Origination & Servicing Conversion Phase One Branch Conversion Trust Conversion Phase Three Branch Conversion Phase Four Branch Conversion (if needed) Achieve $400 MM Annual Run-rate in Cost Saves Phase Two Branch Conversion

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Pro Forma Balance Sheet Adjustments Securities $ (.2) Goodwill 6.5 Core Deposit Intangible .9 Loans, net of unearned income (2.3) Assets 4.6 Deposits (.1) Stockholders' Equity 5.8 1Company estimates based on June 30, 2006 fair market values. Fair market value purchase accounting adjustments will be measured as of merger close date. ($ in billions) Purchase Accounting Adjustments1

Neutral Interest Rate Sensitivity NOTE: Based on a 12 month instantaneous interest rate shock Parallel Change in Interest Rates % Change in Net Interest Income +200 0.85% +100 0.58% -100 -0.51% -200 -1.64% Pro Forma Combined

Pro Forma Financial Impact of Merger-Related Items Purchase Accounting1 Divestitures2 Cost Saves Total Net interest income Provision for loan losses $ (25) - $ (63) (3) - - $ (88) (3) Non-interest income - (38) - (38) Non-interest expense 160 (34) $(150) (24) Pre-tax earnings (185) (64) 150 (99) Income taxes (70) (24) 57 (37) Net income $ (115) $ (40) $ 93 $ (62) EPS, diluted $ (0.16) $ (0.05) $0.13 $(0.08) Difference from merger announcement estimate $ (0.01) - $(0.03) 1Company estimates based on June 30, 2006 fair market values. Fair market value purchase accounting adjustments will be measured as of merger close date. 2 Assume 9- month impact FYE 2007 (in millions, except per share data) $ (0.02)

In Summary...A Lot of Moving Parts Impact of purchase accounting on financial results heaviest early in the merger process and declining over time Cost saves accelerate during the second half of 2007 into 2008 Adverse impact from deposit divestitures begins in second quarter of 2007

Expected Sources of Cost Savings Personnel $200 Occupancy / Equipment 65 Operations / Technology Reductions 75 Corporate / Other 60 Total (Pre-Tax) $400 (Dollars in Millions) Cost Savings Fully Phased- In Full run-rate cost savings achieved by Q2 2008

The New Company Merger Update Estimated Financial Impact Strategic Opportunities

Combination Creates Strategic Growth Opportunities Florida De Novo Branching Morgan Keegan Improved Market Density Excess Capital Generation Loan Portfolio Increased deposit market share in one of the highest growth states in the United States Leverage AmSouth's de novo branching expertise Branch expansion across high-growth areas of footprint Additional opportunities to leverage Morgan Keegan across AmSouth franchise Attractive markets Benefit from size and diversity Existing capital base Annual earnings Limited credit overlap Greater loan portfolio diversity

Strong Florida Presence Pro Forma Combined Source: SNL Database, as of June 30,2006 Regions will have the 4th largest deposit market share for Florida Over $18 billion in deposits Over 400 branches Central $3.0 billion Southwest $2.0 billion North $3.5 billion West $4.0 billion Southeast $5.5 billion

Success in De Novo Branching in Florida AmSouth has opened 118 Florida offices since 2002 Generated 1.8 billion in deposits Produced 1.3 billion in loans Represents 75,000 consumer households Represents 21,000 business households Given strong market demographics, additional growth opportunities exist 26 additional locations will be opened during the remainder of this year, the majority of which will be in Florida Opportunity to leverage de novo branching expertise across the broader footprint Broader access to demographically attractive markets Opportunities exist for de novo branching in high growth areas such as Texas, the Carolinas, and North Georgia

Branch Expansion - 2007 and Beyond Continue focus on branch expansion Follow rigorous process for site selection, planning and profitability 2007 - Open 50 new branches 2008 - Open 100 new branches 78 locations considered viable and are in an active land bank for 2007 and beyond

Leading Regional Brokerage Platform to be Levered Across Broader Franchise AmSouth Morgan Keegan 300+ brokerage locations in 16 states 1,090 financial advisors Customer assets of $66 billion Trust assets of $41 billion Presence in over 250 Regions bank branches 700 full-service bank branch locations 200 Series 7 licensed financial consultants Trust assets of $28 billion Strong de novo experience capabilities Private banking / 24,000 households 97 Morgan Keegan locations in AmSouth's footprint Leverage private banking capabilities Increased Florida opportunities

Strong Local Market Share Top U.S. Banks Weighted Average Market Share1 Wells Fargo 23.8% BB&T 21.3 Regions / AmSouth 20.4 Wachovia 20.3 JPMorgan Chase 19.2 Bank of America 18.8 Fifth Third 18.7 US Bancorp 17.8 Regions 15.7 AmSouth 15.4 National City 15.1 SunTrust 14.9 Citigroup 10.9 Regions compares favorably in terms of local market share relative to other top 10 banking franchises 1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data. Note: Excludes divested branches.

Enhanced Capital Generation Pro Forma Combined Dividends cap ratio excess cap East 50 25 25 Dividend Requirement $1 billion Capital Ratio Maintenance $0.5 billion Excess Capital $0.5 billion Annual Earnings = $2 Billion

Residential Real Estate Construction Consumer Commercial Real Estate Small/Middle Market Business 20 13 22 17 28 A Balanced Loan Portfolio Residential Real Estate 20% Construction 13% Consumer 22% Commercial Real Estate 17% Small/Middle Market Business 28% Total Combined Loans = $93 Billion* Minimal Overlapping Credits * Form S-4 filed August 17, 2006

This Combination Creates... Strategic growth opportunities Strong market density Excess capital High dividend yield Substantial cost saves First year cash accretion for shareholders

Merrill Lynch Banking and Financial Services Investor Conference November 16, 2006